Taxation	9 Months Ended
Sep. 30, 2023
Income Taxes [Abstract]
Taxation	Taxation
Income tax expense of €18.8 million for the three months ended September 30, 2023 (2022: €22.3 million) and €39.4 million for the nine months ended September 30, 2023 (2022: €62.0 million) is provided for based on management’s estimate of the average annual effective income tax rate on profits excluding exceptional items, applied to the pre-tax income excluding exceptional items of the periods. This estimate reflects the tax impact of exceptional items accounted for in the periods. The UK statutory rate of corporation tax increased from 19% to 25% with effect from April 1, 2023.
The Company’s subsidiaries, which are subject to tax, operate in many different jurisdictions and, in some of these, certain tax matters are under discussion with local tax authorities. These discussions are often complex and can take many years to resolve, and are in different stages with respect to assessments, appeals and refunds. The Company actively seeks to manage the associated risks by proactively engaging with tax authorities and applying for Advanced Pricing Agreements where appropriate. Provisions for uncertain tax positions require management to make estimates and judgments with respect to the ultimate outcome of a tax audit, and actual results could vary from these estimates. Where tax exposures can be quantified, a provision is made based on best estimates and management’s judgments. Given the inherent uncertainties in assessing the outcomes of these exposures (which can sometimes be binary in nature), the Company could, in future years, experience adjustments to this provision, including releases of provisions when those exposures become time-barred.
Notwithstanding this, management believes that the Company’s tax position on all open matters including those in current discussion with local tax authorities is robust and that the Company is appropriately provided.